EXHIBIT 10.12

Supplemental Agreement No. 6

to

Purchase Agreement No. 2060

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-400ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 11, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2060 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 767-400ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to change the delivery dates of two (2) 767-400ER aircraft from September 2003 and November 2003 to May 2003 and July 2003; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 6.

2. Tables:

Remove and replace, in its entirety, "Table 1, Aircraft Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance Payments", attached hereto, to reflect a change to the delivery date of two (2) 767-400ER aircraft.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Charles H. Leach By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President-Finance

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 6

EXHIBIT

A. Aircraft Configuration SA No. 3

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2060-1 not used

2060-2 Demonstration Flights

2060-3 Spares Initial Provisioning

2060-4 Flight Crew Training Spares

2060-5 Escalation Sharing

6-1162-JMG-165 Installation of Cabin Systems Equipment SA No. 2

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-084R1 [CONFIDENTIAL MATERIAL SA No. 3

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-GOC-085 [CONFIDENTIAL MATERIAL

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-GOC-086R1 Special Matters SA No. 4

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 June 8, 1999

Supplemental Agreement No. 3 October 31, 2000

Supplemental Agreement No. 4 December 1, 2000

Supplemental Agreement No. 5 February 14, 2001

Supplemental Agreement No. 6 July 11, 2001

Table 1 to

Purchase Agreement No. 2060

Aircraft Delivery, Description,

Price and Advance Payments

Airframe Model/MTGW: 767-400ER 450,000

Engine Model: CF6-80C2B8F

Aircraft Price:

Optional Features:

Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):

Aircraft Basic Price (Excluding BFE/SPE):

Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit per Aircraft at Proposal Acceptance:

Detail Specification: D019T003-NEW (10/9/1996)

Price Base Year: Jul-95

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]